MERRILL LYNCH
                                                              U.S. TREASURY
                                                              MONEY FUND

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance


                                                              Semi-Annual Report
                                                              May 31, 1999

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

DEAR SHAREHOLDER

For the six-month period ended May 31, 1999, Merrill Lynch U.S. Treasury Money Fund paid shareholders a net annualized dividend of 3.90%.* The Fund's 7-day yield as of May 31, 1999 was 3.79%.

The average portfolio maturity for Merrill Lynch U.S. Treasury Money Fund at May 31, 1999 was 76 days, compared to 78 days as of November 30, 1998.

The Environment

There were some conflicting signals regarding the future direction of the US economy during the six months ended May 31, 1999. However, on balance the economic outlook continued to be positive. The US economic expansion is ongoing, especially in the consumer sector. Economic growth is not occurring at inflationary rates, although the Organization of Petroleum Exporting Countries
(OPEC) successfully engineered a near-term increase in the price of crude oil. Against this backdrop, the US Federal Reserve Board kept monetary policy on hold, although near the period's close it moved toward a tightening bias. On June 30, 1999, an increase of 0.25% was made in the Federal Funds rate. Outside of the United States, signs of growth are less apparent in other major industrial economies. Although the crisis in Yugoslavia has raised serious geopolitical concerns, it was not a significant factor in the economic or investment outlook. In Japan, there are not yet clear signs that Japan's economy is improving. There were growing signs of improvement in some emerging economies (most notably South Korea and Mexico), although concerns remain for others (such as Brazil and Argentina).

In the US capital markets, long-term interest rates rose during the six-month period. Although the spread between yields on Treasury securities and corporate issues of similar maturities has narrowed somewhat, it remains wide by historic standards. While the US stock market exhibited greater price volatility, its advances broadened beyond relatively few growth stocks to the previously languishing cyclical sectors.

Throughout most of the six-month period ended May 31, 1999, we maintained a constructive average life. However, in recent weeks we moved toward a more cautious stance in response to concerns over the future direction of monetary policy.

In Conclusion

We thank you for your continued investment in Merrill Lynch U.S. Treasury Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Jacqueline Rogers

Jacqueline Rogers
Portfolio Manager

July 2, 1999

================================================================================
We are pleased to announce that Jacqueline Rogers is responsible for the day-to-day management of Merrill Lynch U.S. Treasury Money Fund. Ms. Rogers has been employed by Merrill Lynch Asset Management, L.P. since 1985 as Vice President.
================================================================================

* Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                                     Face     Interest     Maturity     Value
Issue                               Amount      Rate*        Date     (Note 1a)

US Government Obligations--102.4%

US Treasury Bills                   $   37      4.40%       6/10/99    $    37
                                     2,500      4.43        6/10/99      2,496
                                       346      4.435       6/10/99        345
                                     1,000      4.72        6/15/99        998
                                     3,724      4.38        6/17/99      3,715
                                       921      4.36        7/15/99        916
                                     1,000      4.345       7/22/99        993
                                       369      4.44        7/22/99        367
                                     1,000      4.29        7/29/99        993
                                       149      4.335       7/29/99        148
                                     1,263      4.415       7/29/99      1,253
                                     1,403      4.45        8/05/99      1,391
                                       338      4.46        8/05/99        335
                                       388      4.465       8/05/99        385
                                     1,348      4.475       8/05/99      1,337
                                     1,658      4.485       8/05/99      1,644
                                       750      4.45        8/12/99        743
                                     4,000      4.49        8/12/99      3,962
                                     3,075      4.55        8/12/99      3,046
                                        67      4.46        8/19/99         66
                                     2,000      4.495       8/26/99      1,977
                                     2,000      4.52        8/26/99      1,977
------------------------------------------------------------------------------
US Treasury Notes                    3,632      6.75        5/31/99      3,632
                                     1,500      6.00        6/30/99      1,502
                                       400      6.75        6/30/99        401
                                     2,800      5.875       7/31/99      2,805
                                     4,000      6.875       7/31/99      4,012
                                       840      6.00        8/15/99        842
                                     1,000      5.875       8/31/99      1,003
                                       200      5.75        9/30/99        201
                                     2,000      7.125       9/30/99      2,015
                                     1,400      5.625      10/31/99      1,404
                                     2,000      5.875      11/15/99      2,008
                                       310      7.875      11/15/99        322
                                     1,500      5.375       1/31/00      1,504
                                       200      4.00       10/31/00        196
                                       200      4.625      12/31/00        198
------------------------------------------------------------------------------
Total US Government Obligations (Cost--$51,177) ......................  51,169
------------------------------------------------------------------------------
Total Investments (Cost--$51,177)--102.4% ............................  51,169

Liabilities in Excess of Other Assets--(2.4%) ........................  (1,213)
                                                                       -------
Net Assets--100.0% ................................................... $49,956
                                                                       =======
------------------------------------------------------------------------------

* US Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed rates upon maturity.

      See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of May 31, 1999

Assets:         Investments, at value (identified cost--$51,177,452*) (Note 1a) .....               $51,169,078
                Cash ................................................................                    30,720
                Interest receivable .................................................                   403,428
                Prepaid registration fees and other assets (Note 1d) ................                    66,796
                                                                                                    -----------
                Total assets ........................................................                51,670,022
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Liabilities:    Payables:
                  Securities purchased ..............................................  $  998,165
                  Beneficial interest redeemed ......................................     696,585
                  Distributor (Note 2) ..............................................       9,452
                  Investment adviser (Note 2) .......................................       5,747     1,709,949
                                                                                       ----------
                Accrued expenses and other liabilities ..............................                     4,394
                                                                                                    -----------
                Total liabilities ...................................................                 1,714,343
                                                                                                    -----------
---------------------------------------------------------------------------------------------------------------
Net Assets:     Net assets ..........................................................               $49,955,679
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------
Net Assets      Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:     shares authorized ...................................................               $ 4,996,405
                Paid-in capital in excess of par ....................................                44,967,648
                Unrealized depreciation on investments--net .........................                    (8,374)
                                                                                                    -----------
                Net assets--Equivalent to $1.00 per share based on 49,964,052 shares
                of beneficial interest outstanding ..................................               $49,955,679
                                                                                                    ===========
---------------------------------------------------------------------------------------------------------------

      * As of May 31, 1999, net unrealized depreciation for Federal income tax purposes amounted to $8,374, of which $9,497 related to appreciated securities and $17,871 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $51,177,452.

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

Statement of Operations

                                                                                           For the Six Months Ended
                                                                                                       May 31, 1999
-------------------------------------------------------------------------------------------------------------------
Investment Income    Interest and amortization of premium and discount earned ............              $ 1,352,201
(Note 1c):
-------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ................................... $  144,941
                     Professional fees ...................................................     52,128
                     Distribution fees (Note 2) ..........................................     34,979
                     Trustees' fees and expenses .........................................     33,699
                     Registration fees (Note 1d) .........................................     19,130
                     Transfer agent fees (Note 2) ........................................     13,658
                     Printing and shareholder reports ....................................      9,324
                     Custodian fees ......................................................      4,740
                     Other ...............................................................      1,813
                                                                                           ----------
                     Total expenses before reimbursement .................................    314,412
                     Reimbursement of expenses (Note 2) ..................................   (101,459)
                                                                                           ----------
                     Total expenses after reimbursement ..................................                  212,953
                                                                                                        -----------
                     Investment income--net ..............................................                1,139,248
                                                                                                        -----------
-------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ...................................                    1,979
ized Gain (Loss) on  Change in unrealized appreciation/depreciation on investments--net ..                  (20,465)
Investments--Net                                                                                        -----------
(Note 1c):           Net Increase in Net Assets Resulting from Operations ................              $ 1,120,762
                                                                                                        ===========
-------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                              For the Six       For the
                                                                                             Months Ended     Year Ended
Increase (Decrease) in Net Assets:                                                           May 31, 1999    Nov. 30, 1998
--------------------------------------------------------------------------------------------------------------------------
Operations:            Investment income--net .............................................. $  1,139,248     $  2,306,803
                       Realized gain on investments--net ...................................        1,979           30,536
                       Change in unrealized appreciation/depreciation on investments--net ..      (20,465)          13,276
                                                                                             ------------     ------------
                       Net increase in net assets resulting from operations ................    1,120,762        2,350,615
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Dividends &            Investment income--net ..............................................   (1,139,248)      (2,306,803)
Distributions to       Realized gain on investments--net ...................................       (1,979)         (30,536)
Shareholders                                                                                 ------------     ------------
(Note 1e):             Net decrease in net assets resulting from dividends and
                       distributions to shareholders .......................................   (1,141,227)      (2,337,339)
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Beneficial Interest    Net proceeds from sale of shares ....................................  113,034,120      123,393,263
Transactions           Net asset value of shares issued to shareholders in reinvestment
(Note 3):              of dividends and distributions (Note 1e) ............................    1,137,336        2,326,904
                                                                                             ------------     ------------
                                                                                              114,171,456      125,720,167
                       Cost of shares redeemed ............................................. (110,303,115)    (129,368,113)
                                                                                             ------------     ------------
                       Net increase (decrease) in net assets derived from beneficial
                       interest transactions ...............................................    3,868,341       (3,647,946)
                                                                                             ------------     ------------
--------------------------------------------------------------------------------------------------------------------------
Net Assets:            Total increase (decrease) in net assets .............................    3,847,876       (3,634,670)
                       Beginning of period .................................................   46,107,803       49,742,473
                                                                                             ------------     ------------
                       End of period ....................................................... $ 49,955,679     $ 46,107,803
                                                                                             ============     ============
--------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights

                                                                                For the
                                                                                  Six
The following per share data and ratios have been derived                        Months
from information provided in the financial statements.                           Ended        For the Year Ended November 30,
                                                                                 May 31,   -------------------------------------
Increase (Decrease) in Net Asset Value:                                           1999       1998      1997      1996      1995
--------------------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of period .....................  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
Operating                                                                       -------    -------   -------   -------   -------
Performance:        Investment income--net ...................................    .0190      .0453     .0451     .0447     .0484
                    Realized and unrealized gain (loss) on investments--net ..   (.0003)     .0009     .0002     .0003     .0009
                                                                                -------    -------   -------   -------   -------
                    Total from investment operations .........................    .0187      .0462     .0453     .0450     .0493
                                                                                -------    -------   -------   -------   -------
                    Less dividends and distributions:
                      Investment income--net .................................   (.0190)    (.0453)   (.0451)   (.0447)   (.0484)
                      Realized gain on investments--net ......................   (.0001)    (.0006)   (.0003)   (.0004)   (.0004)
                                                                                -------    -------   -------   -------   -------
                    Total dividends and distributions ........................   (.0191)    (.0459)   (.0454)   (.0451)   (.0488)
                                                                                -------    -------   -------   -------   -------
                    Net asset value, end of period ...........................  $  1.00    $  1.00   $  1.00   $  1.00   $  1.00
                                                                                =======    =======   =======   =======   =======
                    Total investment return ..................................     3.90%*     4.66%     4.65%     4.70%     4.98%
                                                                                =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement ...........................      .73%*      .75%      .78%      .77%      .83%
Net Assets:                                                                     =======    =======   =======   =======   =======
                    Expenses .................................................     1.08%*     1.10%     1.13%     1.12%     1.18%
                                                                                =======    =======   =======   =======   =======
                    Investment income and realized gain on
                    investments--net .........................................     3.94%*     4.60%     4.57%     4.55%     4.89%
                                                                                =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------
Supplemental Data:  Net assets, end of period (in thousands) .................  $49,956    $46,108   $49,742   $47,945   $56,318
                                                                                =======    =======   =======   =======   =======
--------------------------------------------------------------------------------------------------------------------------------

      *     Annualized.

            See Notes to Financial Statements.

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch U.S. Treasury Money Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities with remaining maturities of greater than sixty days are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. As securities transition from sixty-one to sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing sixty days or less from their date of acquisition are valued at amortized cost, which approximates market value. For the purposes of valuation, the maturity of variable rate securities is deemed to be the next coupon date on which the interest rate is to be adjusted. Other investments for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor ("MLFD" or the "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.50% of the average daily net assets of the Fund.

For the six months ended May 31, 1999, MLAM earned fees of $144,941, of which $101,459 was voluntarily waived.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing distribution fee at the end of each month at the annual rate of 0.125% of the average daily net assets of the Fund. This fee is to compensate

Merrill Lynch U.S. Treasury Money Fund                              May 31, 1999

MLFD for the services it provides and the expenses borne by MLFD under the Distribution Agreement. As authorized by the Plan, MLFD has entered into an agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") which provides for the compensation of MLPF&S for providing distribution-related services to the Fund. Such services relate to the sale, promotion, and marketing of the shares of the Fund. For the six months ended May 31, 1999, MLFD earned $34,979 under the Plan, all of which was paid to MLPF&S pursuant to the agreement.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of MLAM, PSI, FDS, PFD, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
Donald Cecil, Trustee
M. Colyer Crum, Trustee
Edward H. Meyer, Trustee
Jack B. Sunderland, Trustee
J. Thomas Touchton, Trustee
Fred G. Weiss, Trustee
Arthur Zeikel, Trustee
Kevin J. McKenna, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

================================================================================
Gerald M. Richard, Treasurer of Merrill Lynch U.S. Treasury Money Fund has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Trustees in wishing Mr. Richard well in his retirement.
================================================================================

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch U.S. Treasury Money Fund's Board of Trustees. We are pleased to announce that Terry K. Glenn has been elected President and Trustee of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Trustees in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Trustees.
================================================================================

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
U.S. Treasury Money Fund
Box 9011
Princeton, NJ
08543-9011                                            #13966--5/99

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